Exhibit 10.2

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of February 5, 2015 (this “Amendment No. 1”), is by and among BRIXMOR OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Term Loan Agreement, dated as of March 18, 2014 (the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Credit Agreement be amended to release the Parent Guarantors from their respective obligations under the Parent Guaranty, and the Lenders are willing to so amend the Credit Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1    Amendments to Section 1.01.

(a)The definition of “Guaranties” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Guaranties” means, collectively, any Subsidiary Guaranty (and each individually a “Guaranty”).”
(b)    The definition of “Guarantors” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Guarantors” means, subject to release as provided in Section 5.10(a), any Additional Subsidiary Guarantor, if it provides a Subsidiary Guaranty pursuant to Section 5.10(a).”
(c)    The definitions of “Parent Guarantors” and “Parent Guaranty” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(d)    Section 1.01 of the Credit Agreement is amended by adding the following new definition of “Parent Companies” immediately after the definition of “Ownership Share”:

““Parent Companies” means the Limited Partner and the General Partner.”

1.2    Amendments to Articles I, III, V, VI and VII Regarding Parent Guarantors. Each of the definitions of “Material Adverse Effect” and “Material Indebtedness” in Section 1.01 of the Credit Agreement and each of Sections 3.01, 3.03, 3.05, 3.06, 3.07, 3.08, 3.09, 3.12, 5.02(b), 5.03, 5.04, 5.05, 5.06, 5.07, 6.02, 6.04, 7.01(f), 7.01(g), 7.01(h), 7.01(i), 7.01(j) and 7.01(k) of the Credit Agreement are amended by (a) deleting the words “Parent Guarantor” each time they appear in such definition or section and substituting the words “Parent Company” in place thereof and (b) deleting the words “Parent Guarantors” each time they appear in such definition or section and substituting the words “Parent Companies” in place thereof.

1.3    Amendment to Section 2.17. Section 2.17 of the Credit Agreement is amended by inserting the following new clause (j) after clause (i) thereof:

“(j)    FATCA Acknowledgement. For purposes of determining withholding Taxes imposed under FATCA, from and after February __, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
1.4    Amendment to Section 9.02. Clause (vi) of the first proviso to Section 9.02(b) of the Credit Agreement is amended by deleting the words “release either of the Parent Guarantors from its obligations under the Parent Guaranty, or” in their entirety.

SECTION2.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the Lenders and Administrative Agent that the following statements are true, correct and complete:
(i)    the Borrower has the requisite power and authority to make, deliver and perform its obligations under this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”, and together with this Amendment No. 1, the “Amendment Documents”);
(ii)    the execution, delivery and performance of the Amendment Documents are within the Borrower’s partnership powers and have been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(iii)    the execution, delivery and performance of this Amendment No. 1 (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent Companies, the Borrower or any of its Subsidiaries or any order, judgment or decree of any Governmental Authority, except for any violation of any applicable law or regulation that would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent Companies, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Companies, the Borrower or any of its Subsidiaries, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent Companies, the Borrower or any of its Subsidiaries;
(iv)    each of the Amendment Documents has been duly executed and delivered by the Borrower and constitutes legal, valid and binding obligation of Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(v)    the representations and warranties made or deemed made by the Borrower in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date); and
(vi)    no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1.
SECTION 3.    RELEASE OF THE PARENT GUARANTORS
As of the Amendment Effective Date, the Administrative Agent and each of the Lenders hereby (a) agree that the Parent Guaranty is terminated and is of no further force and effect and (b) release and forever discharge each of the Parent Guarantors from any obligations it may have to the Administrative Agent and Lenders as a Guarantor under the Parent Guaranty.
SECTION 4.    CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
(a)    The Borrower, the Administrative Agent and each of the Lenders shall have indicated their consent to this Amendment No. 1 by the execution and delivery of the signature pages hereto to the Administrative Agent.

(b)    The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.03 of the Credit Agreement) that are due and payable in connection with this Amendment No. 1.

SECTION 5.    MISCELLANEOUS

(a)    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)    On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
(iv)    This Amendment No. 1 shall constitute a Loan Document.
(b)    Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

(c)    Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)    Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

BRIXMOR OPERATING PARTNERSHIP LP

By:	Brixmor OP GP LLC, its general partner

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

LENDERS:

J.P. MORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender

By:	/s/Mohammad S. Hasan
Name:	Mohammad S. Hasan
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

ROYAL BANK OF CANADA

By:	/s/Joshua Freedman
Name:	Joshua Freedman
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/Brian P. Kelly
Name:	Brian P. Kelly
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

THE BANK OF NEW YORK MELLON

By:	/s/Rick Laudisi
Name:	Rick Laudisi
Title:	Managing Director

[Signature Page to Amendment No. 1 to Term Loan Agreement]

CAPITAL ONE, NATIONAl ASSOCIATION

By:	/s/Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

RBS CITIZENS BANK, N.A.

By:	/s/Craig Aframe
Name:	C. Aframe
Title:	U.P.

[Signature Page to Amendment No. 1 to Term Loan Agreement]

SUNTRUST BANK

By:	/s/Bryan P. McFarland
Name:	Bryan P. McFarland
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Gary D. Houston
Name:	Gary D. Houston
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/Hideo Notsu
Name:	Hideo Notsu
Title:	Executive Director

[Signature Page to Amendment No. 1 to Term Loan Agreement]

TD BANK, N.A.

By:	/s/Anthony A. Filorimo
Name:	Anthony A. Filorimo
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

MUFG UNION BANK, N.A.

By:	/s/Andrew Agius
Name:	Andrew Agius
Title:	Associate

[Signature Page to Amendment No. 1 to Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/Bryan Gregory
Name:	Bryan Gregory
Title:	Director

[Signature Page to Amendment No. 1 to Term Loan Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/Eric Searls
Name:	Eric Searls
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

CITIBANK, N.A.

By:	/s/John C. Rowland
Name:	John C. Rowland
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

REGIONS BANK

By:	/s/Lori Chambers
Name:	Lori Chambers
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/Chad Hale
Name:	Chad Hale
Title:	Director & Execution Head

[Signature Page to Amendment No. 1 to Term Loan Agreement]

HUNTINGTON NATIONAL BANK

By:	/s/Marla S Bergrin
Name:	Marla S. Bergrin
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

MEGA INTERNATIONAL COMMERICAL BANK CO., LTD. NEW YORK BRANCH

By:	/s/Angela Chen
Name:	Angela Chen
Title:	VP & DGM

[Signature Page to Amendment No. 1 to Term Loan Agreement]